 PRESS RELEASE

FINJAN AND WEBSENSE SIGN LICENSING AGREEMENT

NEW YORK, September 25, 2014 – Finjan Holdings, Inc. (NASDAQ: FNJN), a technology company committed to enabling innovation through the licensing of its intellectual property, and Websense, Inc. today announced that the companies have reached a mutually agreed patent license. Finjan has dismissed with prejudice the litigation entitled Finjan, Inc. v. Websense Inc., Case No. 5:13-CV-04398-BLF, pending in the Northern District of California. The terms of the license have not been disclosed.

“We are satisfied with the resolution of our dispute with Websense,” commented Phil Hartstein, CEO and President of Finjan. “We believe this agreement adds value for both companies and allows us to move forward in our respective businesses.”

Recognized internationally as a pioneer and leader in web and network security, Finjan’s decades-long investment in innovation is captured in its patent portfolio, centered around software and hardware technologies capable of proactively detecting previously unknown and emerging threats on a real-time, behavior-based basis. Finjan has successfully licensed its patents and technology to several major software and technology companies around the world.

ABOUT FINJAN HOLDINGS
Through our subsidiary, Finjan, Inc., we own a portfolio of patents, related to software that proactively detects malicious code and thereby protects end users from identity and data theft, spyware, malware, phishing, trojans and other online threats. Finjan’s mission is to invest in innovation and encourage the development of core intellectual property. Founded in 1997, Finjan developed and patented technology that is capable of detecting previously unknown and emerging threats on a real-time, behavior-based basis, in contrast to signature-based methods of intercepting only known threats to computers, which were standard in the online security industry during the 1990’s. For more information about Finjan, please visit www.finjan.com.

Follow Finjan Holdings on LinkedIn or on Twitter @FinjanHoldings.

Cautionary Note Regarding Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs, and projections about our future results, performance, prospects, and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance. Our actual results, performance, and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this press release as a result of various risks, uncertainties and other factors. Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to execute our business plan, the outcome of pending or future enforcement actions, our ability to expand our technology portfolio, the enforceability of our patents, the continued use of our technology in the market, the development of a liquid trading market for our securities, regulatory developments, and other factors described under Item 1A, “Risk Factors,” as set forth in the Company’s Annual Report on form 10-K filed with the SEC on March 14, 2014, and any subsequent quarterly or current reports.

The Company will continue to file annual, quarterly, and current reports, proxy statements and other information with the SEC. Forward-looking statements speak only as of the dates specified in such filings or releases. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this release or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Contact
Investor Relations | Friederike Edelmann | Finjan Holdings, Inc.
Telephone: (646) 350-4999 | Email: friederike@finjan.com

Media and Press Relations | Katie Hepler | MWW Group
Telephone: (212) 704-9727 | Email: khepler@mww.com